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                                                                    EXHIBIT 23.3



                         CONSENT OF INDEPENDENT AUDITORS


As independent public accountants and auditors, we consent to the reference to our firm under the caption "Experts" and to the incorporation by reference in this registration statement on Form S-4 of our report dated January 20, 1998 included in Frontier Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.


                                    /s/ Moss Adams LLP


Everett, Washington
September 18, 1998